                                   FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):December 2, 1998


                       CORN PRODUCTS INTERNATIONAL, INC.
                       ---------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       1-13397                 22-3514823
(State or other jurisdiction          (Commission             (IRS Employer
    of incorporation)                 File Number)           Identification No.)


 6500 South Archer Avenue, Bedford Park, Illinois              60501-1933
 ------------------------------------------------              ----------
     (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (708) 563-2400

                                 Not Applicable
       -----------------------------------------------------------------
         (Former name or former address, if changed since last report)

     This Amendment No. 1 to the Registrant's Current Report on Form 8-K dated December 2, 1998 (the "Form 8-K") is being filed for the purpose of including Items 7 (a), (b) and (c) to such Current Report.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
           INFORMATION AND EXHIBITS.

      (a)          Financial Statements of Business Acquired:

           The following audited and unaudited consolidated financial statements of Arancia - CPC, S.A. de C.V. and Subsidiary (collectively "Arancia") are attached as Exhibit 99.1:

           1.   Report of Independent Accountants.

           2. Consolidated Balance Sheets at September 30, 1998 unaudited and December 31, 1997.

           3. Consolidated Statements of Income for the nine months ended September 30, 1998 unaudited and the year ended December 31, 1997.

           4. Consolidated Statement of Changes in Stockholders' Equity for the nine month ended September 30, 1998 (unaudited) and the year ended December 31, 1997.

           5. Consolidated Statements of Cash Flows for the nine months ended September 30, 1998 unaudited and the year ended December 31, 1997.

           6.   Notes to Consolidated Financial Statements.

      (b)          Pro Forma Financial Information

           The following unaudited pro forma financial statements are attached as Exhibit 99.2:

           1.   Introduction to Unaudited Pro Forma Financial Information

           2. Unaudited Pro Forma Consolidated Balance Sheet at September 30, 1998.

           3. Unaudited Pro Forma Consolidated Statements of Income for the year ended December 31, 1997.

           4. Unaudited Pro Forma Consolidated Statements of Income for the nine months ended September 30, 1998.

           5.   Notes to the Unaudited Proforma Consolidated Statements.

      (c)          Exhibits

           2.1 Transaction Agreement (incorporated by reference to Exhibit 1 to the Registrant's current Report on Form 8-K dated October 21,
                1998).

           2.2 Stockholder Agreement (incorporated by reference to Exhibit 2 to the Registrant's Current Report on Form 8-K dated October 21,
                1998).

           2.3 Option Agreement (incorporated by reference to Exhibit 3 to the Registrant's Current Report on Form 8-K dated October 21,1998).

          23.1  Consent of KPMG Cardenas Dosal, S.C..

          99.1  Consolidated Financial Statements of Arancia

          99.2  Unaudited Pro Forma Consolidated Financial Statements.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                         CORN PRODUCTS INTERNATIONAL, INC.
                                         (Registrant)

Date:  February 15, 1998                 By: /s/ James W. Ripley
                                             -----------------------------
                                             James W. Ripley
                                             Chief Financial Officer
                                             (principal financial officer)

                                 EXHIBITS INDEX

Exhibit Number        Description

2.1                   Transaction Agreement (incorporated by reference to
                      Exhibit 1 to the Registrant's current Report on Form 8-K dated October 21, 1998).

2.2                   Stockholder Agreement (incorporated by reference to
                      Exhibit 2 to the Registrant's Current Report on Form 8-K dated October 21, 1998).

2.3 Option Agreement (incorporated by reference to Exhibit 3 to the Registrant's Current Report on Form 8-K dated October 21,1998).

23.1                  Consent of KPMG Cardenas Dosal, S.C..

99.1                  Consolidated Financial Statements of Arancia

99.2                  Unaudited Pro Forma Consolidated Financial Statements.